© PPL Corporation 2013
RIIO-ED1 Business Plan Review
July 1, 2013
Exhibit 99.2

© PPL Corporation 2013

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2013

Agenda
Opening Remarks
RIIO-ED1 Business Plan Process & Overview
RIIO-ED1 Business Plan Financial Review
Closing Remarks
Q&A
Robert Symons
CEO, Western Power Distribution
Paul Farr
PPL Executive VP and CFO
Bill Spence
PPL Chairman, President and CEO
Bill Spence
PPL Chairman, President and CEO

© PPL Corporation 2013
RIIO-ED1
• Revenue = Incentives + Innovation + Outputs
 (Electricity Distribution 1)
• It covers the eight-year period 2015 - 2023
• The key challenges are:
 – Replacing aging infrastructure and maintaining the high level of security of supply that customers expect
 – The timing and scale of the work needed to prepare the networks for Low
 Carbon Technologies (LCTs) (e.g. electric vehicles, heat pumps and solar PV)
 – The need to deliver affordable services - we must continue to be efficient

© PPL Corporation 2013
What’s New?
• Outputs
 – Greater focus on the delivery of outputs with higher returns for well-
 performing efficient companies
• Stakeholder engagement
 – Greater emphasis on a wide ranging consultation program
• Well-justified business plans
 – Requirement to submit a high-quality, long-term “Well-Justified Business Plan”
 (WJBP)
• Three-tiered approach to companies
 – Fast-track approach for excellent companies with very high-quality plans
 – Proportionate treatment for good companies with high-quality plans
 – Full scrutiny for low performers

© PPL Corporation 2013
Price Review Process
• The review determines the allowed revenues for all electricity distribution companies for the period April 1, 2015 to March
 31, 2023
• Ofgem will decide whether to accept the plan as submitted
 and fast-track the plan, or whether to subject the plan to
 further examination
• Ofgem’s examination is undertaken by its own staff and by
 technical consultants

© PPL Corporation 2013
Well-Justified Business Plan
• Ofgem has set out in detail what the plan should contain
• The submitted plan should have been subject to and reflect the results of significant stakeholder engagement
• Ofgem has also specified certain assumptions to ensure
 comparability between companies
• All amounts included have to be justified by external review, market testing or cost benefit analysis
• All expenditure numbers are shown on a cash basis (i.e., no distinction between capital and O&M)
• All amounts shown in 2012/13 money ignoring inflation
• No resubmission is possible until after the fast-track decision

© PPL Corporation 2013
Benefits of Fast-track
• The benefits of fast-tracking for WPD:
 – 2.5% of total expenditures (totex) reward (~$35 million annual average)
 – All costs submitted are allowed
 – Fast-tracked companies will keep more of the annual savings achieved than other companies
 – Fast-tracked companies conclude review 9 months earlier than other companies
• These benefits are part of the submitted plan and
 result from the plan being fast-tracked
• Ofgem will ensure that a company that is fast-
 tracked does not secure a settlement that is worse
 than had they remained in the process

© PPL Corporation 2013
WPD Approach to RIIO-ED1
WPD will demonstrate that it is a company capable of being
fast-tracked by:
•   Delivering what was promised during DPCR5
 – Continuing to be efficient
 – Outperforming other Distribution Network Operators (DNOs)
•   Submitting a well-justified business plan
 – A long-term plan capable of dealing with a range of future scenarios
 – A plan that delivers excellent customer service and a clear set of outputs
 – A plan that is efficient
 – A plan that is innovative
 – A plan that is supported by stakeholders

© PPL Corporation 2013
Plan Preparation
• 13 Ofgem RIIO-ED1 working groups plus sub-groups, 300 meetings attended
• 2,000 pages of Ofgem documents analyzed and responded to
 – 66-page requirements schedule and associated compliance audits
• 120 Ofgem one-on-one meetings
• 12 meetings at director level
• More than 200 cost benefit analyses prepared
• Ofgem price control review financial model, data tables and LCT scenarios completed
• Well-justified business plan
 – 160-page core document, 700 pages of supporting annexes, 2,200 pages of sub-annexes
• Plan is supported by stakeholders, cost benefit analyses, and has been reviewed by external consultants

© PPL Corporation 2013
The Stakeholder Engagement Program

Stage 1:
Preliminary
engagement
Stage 3:
Business Plan
consultation
Stage 2:
Willingness to Pay
Customer Research
Stage 4:
Business Plan
outcome
Stage 5:
Review of our
delivery
 – 24 stakeholder workshops
 – 7 customer panel meetings
 – 8 focus groups (domestic customers)
 – 1,208 ‘willingness to pay’ interviews (domestic)
 – 426 ‘willingness to pay’ interviews (business)
 – 6 connections and distributed generation workshops
 – 774 distributed generation customer interviews
 – 408 vulnerable customer surveys
 – 2 energy supplier forums
 – 50 staff roadshows

© PPL Corporation 2013
Stakeholder Engagement - Key Messages
• Reliability - #1 priority for customers
 – Continue to reduce the number and duration of power outages
 – Improve service for worst served customers
 – Improve network resilience to severe weather events
• Customers
 – A quicker connections service
 – Multiple communication channels
 – Enhanced services to vulnerable customers
• Sustainability and Environment
 – Continue undergrounding schemes in Areas of Outstanding Natural Beauty (AONB)
 – Future proof the network by taking sensible incremental steps

All of the above must be delivered efficiently and demonstrate value for money

© PPL Corporation 2013
Uncertainty Mechanisms
• WPD is not proposing any additional mechanisms
• There will also be a mid-period review that is intended to cover external factors affecting the operation of the RIIO-ED1 price control
• In order to address the uncertainty in the 8-year RIIO-ED1 period, Ofgem has included uncertainty mechanisms

Uncertainty Mechanisms     • In order to address the uncertainty in the 8 year RIIO- ED1 period, Ofgem has included uncertainty mechanisms • WPD is not proposing any additional mechanisms TypeAreacoveredFrequencyMechanisticIndexationRPIindexationofallowedrevenuesCostofdebtAnnualPassthroughBusinessratesOfgemlicense feesDataandCommunicationCompany(DCC) fixedcostsAnnualVolumedriverSmartmeterroll- outcostsAnnual(aboveadefinedthreshold) AssessedReopenerStreetworksEnhancedphysicalsitesecurityHigh- valueprojectsSinglewindow– 2019Load- relatedexpenditure2017,2020Innovationroll- outmechanism2017,2019Pensiondeficitrepairmechanism2014,2017,2020TriggerTaxAtanytime • There will also be a mid- period review that is intended to cover external factorsaffecting the operation of the RIIO- ED1 price control © PPLCorporation201313

© PPL Corporation 2013
WPD’s Plan
• The plan shows a 10.9% reduction in customer bills
 between 2014/15 and 2015/16 before inflation
• Despite this reduction among other improvements:
 – Network investment will increase by 7%
 – Network operating costs will decrease by 15%
 – Overheads, business support and non-operational capital expenditure have decreased by 18%
 – Power outages will be reduced by 13% and will be restored 20% quicker
 – Guaranteed Standards penalties are voluntarily doubled
• This is possible because:
 – Midlands capital unit costs were reduced by 24%
 – Overhead costs were reduced by 20%
 – Financing costs were reduced by cost of debt

© PPL Corporation 2013
WPD’s Plan - 75 Outputs
• We commit to additional voluntary output measures within each of the six categories:

▲ = Improve current performance; ► = Maintain current performance
Category	Safety	Reliability	Environment	Connections	Customer Satisfaction	Social Obligations
Measures	10	8	14	10	16	17
Stakeholder View	►	▲	▲	▲	►	▲
WPD’s focus in RIIO-ED1	Reduce staff accident frequency rate by 10%	Reduce the duration of power outages by 20% Implement flood defenses at 75 substations	Reduce the amount of waste sent to landfill by 20% by 2017 (5%/yr thereafter) Underground 55km of line in AONB	Target zero Guaranteed Standard failures Better engagement with large customers	Maintain top position for customer satisfaction and complaints	Improve data on vulnerable customers Provide practical support during power failures
Voluntary	Educate 400,000 children on electrical safety	Reduce number of power outages lasting more than 12 hours by 20%		Improve overall time to deliver a connection by 20%	Double Guaranteed Standard Payments	Contact vulnerable customers every two years

© PPL Corporation 2013
WPD’s Plan - Stakeholder Endorsement
• A series of six workshops were held across WPD in April 2013
• Stakeholders were given an overview of the draft plan and
 key outputs were presented in packages and discussed in
 detail
• Electronic voting was used to calibrate the package of outputs and gauge overall endorsement for the plan
• Additional specialized workshops were held covering:
 – Connections
 – Regulatory Distribution Use of System (DUoS) charges
 – Innovation
 – Social obligations

© PPL Corporation 2013
Very high overall endorsement for WPD’s plan:
•  96% agree with WPD’s plans for customer service & complaints
•  94% agree with WPD’s plans for customer communication
•  94% agree with WPD’s plans to improve connections communications
•  91% agree with WPD’s plans to enhance resilience to severe weather
•  90% agree with WPD’s plans for stakeholder engagement
•  86% agree with WPD’s plans to improve network performance
•  86% agree with WPD’s plans to make the connections service faster and more efficient
•  82% agree with WPD’s plans to reduce the network environmental impact
•  78% agree with WPD’s plans to reduce its business carbon footprint
•  76% agree with WPD’s plans to facilitate a competitive connections market
•  74% agree with WPD’s plans to facilitate increased volumes of LCTs
WPD’s Plan - Stakeholder Headlines

© PPL Corporation 2013
Joint statement from WPD’s Customer Panel
- June 2013

Joint  statement  from  WPD’s  Customer  Panel  –  June  2013     [Some  minor  edits  suggested  –was  this  a  public  statement? ]    Western Power Distribution (WPD) was the first DNO to adopt "open and enduring stakeholder engagement, long before RIIO-ED1.  They have led the way by giving stakeholders a clear say and involvement in strategic decisions for the future of the business.  WPD's Customer Panel was the first of its kind and currently enables us to regularly meet the senior company managers, see the company at work and learn more about what WPD is doing, where and when.  The transparent and open approach affords us the opportunity to comment on policy and feedback concerns and suggestions to management and key decisions makers directly.  Collectively the professional experience and knowledge of the invited members have enabled consideration of the outputs proposed by WPD for RIIO-ED1 in order to submit a plan that would be most beneficial for stakeholders and customers.  WPD respect both positive and negative response and address issues accordingly.  WPD's approach to engagement is transparent, genuine and well thought out, using a wide range of methods.  Meetings are a worthwhile use of our time as we see our suggestions implemented to ensure customers continue to receive the best possible overall customer service. © PPLCorporation2013 18

© PPL Corporation 2013
WPD’s Plan - Total Projected Expenditure
Summary

* Tax is not included
Core expenditure funded through DUoS (£m)
	West Midlands	East Midlands	South Wales	South West	Total
Reinforcement of the network	198.0	267.2	48.6	84.7	598.5
Non-load network investment	664.2	587.3	396.9	575.1	2,223.5
Network operating costs	354.3	370.0	193.8	304.4	1,222.5
Engineering management	288.6	290.8	147.9	214.5	941.8
Corporate activities	87.0	83.2	47.3	75.8	293.3
Workforce renewal	47.7	47.7	35.6	46.9	177.9
Vehicles, IT, property & engineering equipment	237.2	233.1	120.3	201.9	792.5
Total	1,877.0	1,879.3	990.4	1,503.3	6,250.0
Other expenditure within the price control funded through DUoS (£m)
	West Midlands	East Midlands	South Wales	South West	Total
Real price effects	143.3	141.6	71.8	112.2	468.7
Smart metering	20.6	21.6	10.0	14.6	66.8
Rates	276.0	362.7	144.8	146.4	929.9
License fees	9.6	10.4	4.0	6.4	30.4
Normal pension contributions	84.7	84.5	62.3	98.8	330.3
Deficit pension contributions	180.0	176.8	204.8	331.2	892.8
Transmission exit charges	107.9	92.7	68.7	71.6	340.9
Total*	822.1	890.3	566.4	781.2	3,059.8
 WPD’s Plan –Total Projected Expenditure Summary     Core expenditure funded through DUoS(£m) West Midlands East Midlands South Wales SouthWest Total Reinforcement of the network 198.0267.248.684.7598.5 Non- load network investment 664.2587.3396.9575.12,223.5 Network operating costs 354.3370.0193.8304.41,222.5 Engineering management 288.6290.8 147.9214.5941.8 Corporate activities 87.083.247.375.8293.3 Work force renewal 47.747.735.646.9177.9 Vehicles, IT, property & engineering equipment 237.2233.1120.3201.9792.5 Total 1,877.01,879.3990.41,503.36,250.0 Other expenditure within the price control funded through DUoS (£m) West Midlands East Midlands South Wales South West Total Real price effects 143.3 141.6 71.8 112.2 468.7 Smart metering 20.6 21.6 10.0 14.6 66.8 Rates 276.0 362.7 144.8 146.4 929.9 License fees 9.6 10.4 4.0 6.4 30.4 Normal pension contributions 84.7 84.5 62.3 98.8 330.3 Deficit pension contributions 180.0 176.8 204.8 331.2 892.8 Transmission exit charges 107.9 92.7 68.7 71.6 340.9 Total* 822.1 890.3 566.4 781.2 3,059.8    * Tax is not included © PPLCorporation2013 19

© PPL Corporation 2013
WPD’s Plan - Financial Assumptions
Parameter	Value*	Details
Cost of Debt	2.92%	As specified by Ofgem (10-year trailing average iBoxx rate)
Cost of Equity	6.7%	The same as DPCR5 and RIIO-GD1 (Gas Distribution 1)
Gearing	65%	The same as DPCR5
Vanilla WACC	4.24%	Derived from cost of debt and cost of equity (4.7% at DPCR5)
Capitalization	80%	Comparable to DPCR5 taking into account changes in definition
RAV Depreciation	Average of 35 years	For RIIO-ED1 we transition from the DPCR5 20-year life to a 45- year life using the transition methodology accepted by Ofgem in National Grid’s Electricity Transmission final proposals

* All amounts shown before inflation

© PPL Corporation 2013
• Ofgem has required that the business plan be submitted based on its set of regulatory assumptions
• Converting the regulatory assumptions to PPL’s U.K. Regulated
 Segment projected earnings requires a number of adjustments
• Adjustments include:
 – Revenues and costs have been provided for in the business plan in real prices (2012/13)
 – Ofgem has required that the WACC be based on a debt rate of 2.92% as its assumption for the 10-year trailing iBoxx average. The rate will likely be different at the start of RIIO-ED1.
               (A 15bps change in the rate equates to an EPS change of approximately $0.01 per share)
 – Addition of non-regulated revenues
 – Pension deficit recovery is based on deficits as of December 31, 2012; revenues must be adjusted to reflect actual deficit amounts as of the March 31, 2013 valuation
 – Annual performance incentives are not provided for in the submitted business plan
 – U.S. GAAP adjustments to the regulatory financial model
 – Currency conversion to U.S. dollars
 – Inclusion of U.K. Holding companies and PPL domestic operating, financing and tax costs

U.K. Regulated Segment - PPL Adjustments
to the Ofgem Submitted Business Plan

© PPL Corporation 2013
• Incentives (and penalties) are a fundamental element of the
 RIIO framework
• Available incentives include:
 – Fast-track award equivalent to 2.5% of annual total expenditures (totex)
 – Interruptions Incentive Scheme (annual performance against targets for the number and duration of interruptions)
 – Broad Measure of Customer Satisfaction (annual performance of customer views on service level)
 – Efficiency incentives (IQI) from the prior price control period and RIIO-ED1
• Included in the PPL view of the RIIO-ED1 Business Plan are the following incentives:

Incentives
 IncentivesIncentives •  Incentives  (and  penalties)  are  a  fundamental  element  of  the  RIIO  framework  •  Available  incentives  include:  –  Fast- track  award  equivalent  to  2.5%  of  annual  total  expenditures  (totex)  –  Interruptions  Incentive  Scheme  (annual  performance  against  targets  for  the  number  and  duration  of  interruptions)  –  Broad  Measure  of  Customer  Satisfaction  (annual  performance  of  customer  views  on  service  level)  –  Efficiency  incentives  (IQI)  from  the  prior  price  control  period  •  Included  in  the  PPL  view  of  the  RIIO- ED1  Business  Plan  are  the  following  incentives:  ( $  in  millions,  nominal  pre- t  ax)   Revenue  Incentives  ( fiscal  year)  2015E  2016E  Fast-Track Award  25  35  Annual  Performance Incentives  from  DPCR5  100  100  Efficiency  Incentive  from  DPCR5  25  20  Total Incentives  150  155    (1)  Based  on performance  metrics set under  DPCR5  © PPLCorporation201322

© PPL Corporation 2013

RIIO-ED1 Utility Revenue Walk -
PPL Adjusted Plan
2.8%
assumed
* Assumes foreign currency exchange rate of $1.58/£.

Note:  Projections are presented based on Ofgem required assumptions, PPL adjustments and assumed receipt of certain incentives. Actual results may differ materially.

© PPL Corporation 2013

U.K. Regulated Segment EPS from Ongoing
Operations Projection
Strong earnings continue in RIIO-ED1
Assumes foreign currency exchange rate of $1.58/£.
See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Note: Projections are presented based on Ofgem required assumptions, PPL adjustments and assumed receipt of certain incentives. Actual results may differ materially.

© PPL Corporation 2013

Cash Repatriation Projection
Significant and stable cash flow to parent
Assumes foreign currency exchange rate of $1.58/£.
Note: Projections are presented based on Ofgem required assumptions, PPL adjustments and assumed receipt of certain incentives. Actual results may differ materially.

© PPL Corporation 2013

Concluding Remarks
• WPD well-positioned to be fast-tracked
• RIIO-ED1 business plan reflects continuation of
 WPD's standard of:
 – Cost efficiency
 – Excellent customer service
 – Network reliability
• Strong stakeholder support for business plan

© PPL Corporation 2013

Appendix

© PPL Corporation 2013

✓
U.K. Electricity Distribution Price Control
Review Schedule
RIIO-ED1 Timetable
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
March 2013	Strategy decision published
July 2013	DNOs submit and publish business plans
November 2013	Initial assessment and fast-track Draft Determination published
March 2014	Fast-track Final Determination published
March 2014	Non-fast-track DNOs resubmit & publish business plans
July 2014	Non-fast-track Draft Determination published
November 2014	Non-fast-track Final Determination published
December 2014	Statutory Consultation on license modifications
April 1, 2015	New price control period commences
Source: Ofgem, June 2013
Completed
✓
✓
✓

© PPL Corporation 2013

Reconciliation of U.K. Regulated Segment
Earnings from Ongoing Operations to
Reported Earnings
 Reconciliation of U. K. Regulated Segment Earnings from Ongoing Operations to Reported Earnings (Per Share - Dilute d) Forecast Earnings from Ongoing Operations Special Items: Foreign currency- related economic hedges Total Special Items Reported Earnings 2013 1.20$ 0.12 0.12 1.32 $ (1) $ $ High 2014 1.32 --1.32 $ $ Low 2014 1.25 --1.25 $ $ High 2015 1.31 --1.31 $ $ Low2015 1.19 --1.19 $ $ High 2016 1.33 --1.33 $ $ Low 2016 1.17 --1.17 (1) Midpoint Earnings from Ongoing Operations © PPL Corporation 2013 29

© PPL Corporation 2013

Definitions of Non-GAAP Financial Measures
Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items, as applicable. Special items include:
• Adjusted energy-related economic activity.
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.

© PPL Corporation 2013

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement